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                                  EXHIBIT 32.1



                             OFFICERS' CERTIFICATION



        Each of the undersigned hereby certifies in his capacity as an officer of Diagnostic Products Corporation ("DPC") that the Quarterly Report of DPC on Form 10-Q for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of DPC at the end of such period and the results of its operations for such period.



Dated August 9, 2004
                                        /S/ Michael Ziering
                                        ------------------------------
                                        Michael Ziering, Chief Executive Officer




                                        /S/ James L. Brill
                                        ------------------------------
                                        James L. Brill, Chief Financial Officer